Exhibit 99.2

Texas Capital Bancshares, Inc. Earnings Release July 20, 2005

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2004, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

OPENING COMMENTS Financial highlights Net income for Q2-2005 of $6.6 million EPS for Q2-2005 of $0.25 Continued growth of more than 20% in loans and deposits over Q2-2004 Business remains exceptionally well-positioned for 2005 On plan and on target to meet full year net income of $26.5 million to $28 million Growth in core business continues to be strong Strengthened credit quality Continued growth and build-out in lines of business Creation of BankDirect Capital Finance (BDCF) to provide premium finance and other services to insurance agencies and their customers

Net income growth to $6.6 million Increase of 51% from Q2-2004 - increase of 25% on linked-quarter basis EPS at $0.25 up 47% from Q2-2004 - increase of 25% on linked-quarter basis Growth in core loans (average balances) 32% growth over Q2-2004 - increase of 10% on linked-quarter basis Growth in deposits (average balances) 29% growth over Q2-2004 - increase of 5% on linked-quarter basis Increase of net interest margin to 3.88% Increase of 27 bp from Q1-2005 and 64 bp over Q2-2004 Improved earning asset mix Impact on net interest income from commitment not to purchase securities PERFORMANCE SUMMARY

BANKDIRECT CAPITAL FINANCE New line of business focused on premium finance and other services for insurance agencies and their customers Well matched with TCB's long-term strategy related to middle market Complementary to TCB's customer base and expertise Structured for favorable impact on long-term growth and profitability BankDirect Capital Finance provides proven capabilities in all aspects of its business Three major elements of BDCF Highly experienced management team, consistent with TCB strategy Purchase of successful sales and marketing organization based in Dallas Annual production and sales of more than $350 million in loans Business relationships with new team, agencies throughout the US and TCB's current and prospective customers Purchase of loan portfolio originated and managed by new team Customer based representing $300 million annual loan production Improves near-term growth and profitability

BANKDIRECT CAPITAL FINANCE Initial investment in BDCF - $6.6 million $5 million for purchase of sales and marketing company Additional payments of up to $4 million, over 3 years Payments contingent upon loan originations of $350 million per annum $1.6 million paid for customer base related to purchased portfolio BDCF loan production could exceed $400 million per year Balances will build over time as agent relationships are converted Average loan balances equal 30-40% of booked production Short average maturity Purchase of $80 million loan portfolio $10 million in Q2-2005; $70 million purchased in July Modest earnings contribution for 2005, improving in 2006 Expect contribution accretive to earnings, ROA and ROE

FINANCIAL REVIEW

INCOME STATEMENT In Thousands Q2-05 Q1-05 Q4-04 Q3-04 Q2-04 Net interest income $ 24,484 $ 21,668 $ 21,460 $ 19,386 $ 17,252 Provision for loan losses - - 200 375 363 Net interest income after provision for loan losses 24,484 21,668 21,260 19,011 16,889 Non-interest income 4,694 4,179 3,738 3,463 3,116 Non-interest expense 19,190 17,854 15,917 14,595 13,496 Income before income taxes 9,988 7,993 9,081 7,879 6,509 Income tax expense 3,401 2,717 3,054 2,643 2,149 Net income $ 6,587 $ 5,276 $ 6,027 $ 5,236 $ 4,360 Diluted EPS $ .25 $ .20 $ .23 $ .20 $ .17

PERFORMANCE DRIVERS & MODEL Q2-2005 Q1-2005 Q4-2004 Q3-2004 Q2-2004 Net interest margin 3.88% 3.61% 3.58% 3.38% 3.24% Non-interest income 0.74% 0.69% 0.62% 0.60% 0.58% Net revenue 4.62% 4.30% 4.20% 3.98% 3.82% Loan Loss Provision - - (0.03)% (0.07)% (0.07)% Non-interest expense (3.01)% (2.94)% (2.63)% (2.53)% (2.52)% Pre-tax net/EA 1.61% 1.36% 1.54% 1.38% 1.23% FIT (0.53)% (0.45)% (0.50)% (0.46)% (0.40)% Net income/EA 1.08% 0.91% 1.04% 0.92% 0.83% Key Ratios EA/TA 94.0% 94.3% 94.6% 93.6% 94.0% ROA 0.97% 0.82% 0.94% 0.85% 0.77% Leverage 13.5 13.3 13.3 13.2 12.7 ROE 13.1% 10.9% 12.5% 11.3% 10.0% Efficiency 65.8% 69.1% 63.2% 63.9% 66.3%

FINANCIAL SUMMARY In Thousands Period End Period End Period End Q2 2005 Q1 2005 Q2 2004 Q2/Q1 % Change YOY % Change Loans held for investment $1,805,630 $1,676,799 $1,364,106 8% 32% Loans held for sale 120,708 70,672 58,058 71% 108% Total loans 1,926,338 1,747,471 1,422,164 10% 35% Securities 725,554 754,154 783,234 (4)% (7)% Demand deposits 475,516 405,162 359,628 17% 32% Total Deposits 1,971,005 1,981,701 1,628,397 (1)% 21% Total Assets 2,818,039 2,636,920 2,399,603 7% 17% Quarterly net income 6,587 5,276 4,360 25% 51% Quarterly diluted EPS .25 .20 .17 25% 47%

FINANCIAL SUMMARY In Thousands Averages Averages Averages Q2 2005 Q1 2005 Q2 2004 Q2/Q1 % Change YOY % Change Loans held for investment $1,755,311 $1,590,207 $1,326,066 10% 32% Loans held for sale 84,497 81,956 68,922 3% 23% Total loans 1,839,808 1,672,163 1,394,988 10% 32% Securities 733,752 778,622 766,007 (6)% (4)% Demand deposits 397,266 363,398 289,973 9% 37% Total Deposits 1,945,457 1,849,448 1,511,555 5% 29% Total Assets 2,721,358 2,610,647 2,289,870 4% 19%

AVERAGE BALANCES, YIELDS, AND RATES In Thousands Q2 2005 Q2 2005 Q1 2005 Q1 2005 Q2 2004 Q2 2004 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 733,752 4.44% $ 778,622 4.44% $ 766,007 4.00% Fed funds sold & liquidity investments 3,716 2.70% 30,235 2.67% 8,681 1.02% Loans held for sale 84,497 13.75% 81,956 11.29% 68,922 8.50% Loans held for investment 1,755,311 6.48% 1,590,207 5.97% 1,326,066 4.87% Total earning assets 2,558,523 6.18% 2,462,090 5.67% 2,151,471 4.70% Total assets $2,721,358 $2,610,647 $2,289,870 Liabilities and Stockholders' Equity Total interest bearing deposits $1,548,191 2.71% $1,486,050 2.44% $1,221,582 1.63% Other borrowings 545,896 2.85% 534,773 2.47% 574,942 1.82% Long-term debt 20,620 6.96% 20,620 6.43% 20,620 4.99% Total interest bearing liabilities 2,114,707 2.78% 2,041,443 2.49% 1,817,144 1.73% Demand deposits 397,266 363,398 289,973 Stockholders' equity 201,015 196,565 174,706 Total liabilities and stockholders' equity $2,721,358 2.16% $2,610,647 1.94% $2,289,870 1.37% Net interest income to earning assets 3.88% 3.61% 3.24%

DEPOSIT AND LOAN GROWTH Core Loans* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 52% Total Deposit CAGR: 22% Core Loan CAGR: 27% 2000 2001 2002 2003 2004 Q2-2005 Core Loans 625 855 1003 1230 1565 1806 2000 2001 2002 2003 2004 Q1-2005 Demand Deposits 72 136 239 302 398 476 Interest Bearing Deposits 723 750 958 1143 1392 1495 2000 2001 2002 2003 2004 ($ in millions) Q2-2005 795 886 1,197 1,445 1,790 1,971

REVENUE AND EXPENSE GROWTH Operating Revenue CAGR: 35% Net Interest Income CAGR: 32% Non-interest Income CAGR: 55% Non-interest Expense CAGR: 16% Net Interest Income Non-interest Income Non-interest Expense 2000 2001 2002 2003 2004 Q2-2005 Non Interest Expense 35158 29432 35370 48430 57340 74088 2000 2001 2002 2003 2004 Q2-2005 Net Interest Income 22839 35055 42246 53155 74742 92304 Non Interest Income 1957 5983 8625 10892 13632 17746 2000 2001 2002 2003 2004 ($ in millions) 2005* 24,796 41,038 50,871 64,047 88,374 110,050 * 2005 annualized through 6/30/2005.

Asset Sensitive Differential: Approx. $598 million Assets Liabilities 0.62 0.42 0.27 0.15 0.06 0.07 0.05 0.36 INTEREST SENSITIVITY POSITION Floating Rate Money Market & Fed Funds Non-Interest Checking Fixed Rate Capital Term Deposits & Rev Repos Asset Sensitive GAP Assets Liabilities Data : 2nd Qtr Average Balance Sheet

Credit quality has improved during 2005 and remains superior Net recoveries of $59,000 in Q2-2005; $76,000 YTD LTM net charge-offs of 1bp NPLs decreased to 0.32% of core loans $3.8 million reduction in NPLs subsequent to quarter-end, bringing total non- performing loans to $1.9 million, or 0.10% of core loans. Substantial reduction in classified assets subsequent to quarter-end Increase in unallocated reserve Total reserve at $18.8 million are exceptionally strong as measured by coverage of NCOs and NPLs Total reserve 1.07% of average core loans; 1.04% of QE core loans Multiple of 13.8X trailing 2-year NCO's and 10.0X current NPLs Multiple of 2.6X NCO's from inception CREDIT QUALITY

CREDIT QUALITY Allowance / Loans (1) 1.04% 1.20% 1.44% 1.45% 1.47% NPL to Loans (1) (2) .32% .39% .83% .29% .75% Allowance to NPL 3.3x 3.1x 1.7x 5.0x 1.1x Net Charge-offs / Average Loans YTD 2005 2004 2003 2002 2001 (1) Excludes loans held for sale. (2) Subsequent to quarter-end, $3.8 million of the Company's non-performing loans were paid, bringing total non-performing loans to $1.9 million, or 0.10% of core loans.

CLOSING COMMENTS Confirming guidance for 2005 Traction in market clearly reflected in results Expect continuation of growth trends with core loan growth exceeding 20% Expansion of net interest margin Growth in non-interest income Continued investment in business strategy Credit quality maintained at high standards Net income of $26.5 to $28 million Improvement in ROA and ROE

Q & A